                      Temporary Certificate -- Exchangeable for
               Definitive Engraved Certificate When Ready for Delivery

                                  8%  PRIDES,SM CONVERTIBLE PREFERRED STOCK
                                           PAR VALUE $1.00 PER SHARE
NUMBER                           STATED LIQUIDATION VALUE $11.125 PER SHARE
HP                            HILTON HOTELS CORPORATION

                                                                          SHARES
                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                               CUSIP 432848 20 8
                            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                               THIS CERTIFICATE IS TRANSFERABLE IN THE CITIES OF
                                        RIDGEFIELD PARK, LOS ANGELES OR NEW YORK
This Certifies that










is the record holder of


                FULLY PAID AND NONASSESSABLE SHARES OF THE 8% PRIDES,
                            CONVERTIBLE PREFERRED STOCK OF
---------------------------HILTON HOTELS CORPORATION----------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
  WITNESS the seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

     /s/ Cheryl L. Marsh                             /s/ Stephen Bollenbach
      SECRETARY               [SEAL]                  PRESIDENT


COUNTERSIGNED AND REGISTERED:
        CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                TRANSFER AGENT AND REGISTRAR

BY


AUTHORIZED SIGNATURE

                              HILTON HOTELS CORPORATION

--------------------------------------------------------------------------------
                                 NOTICE OF CONVERSION

The undersigned hereby irrevocably exercises the option to convert the shares of 8% PRIDES represented by this Certificate of a portion thereof below designated by the undersigned into shares of Common Stock of the Corporation, par value $2.50 per share (the "Common Shares"), in accordance with the terms of the 8% PRIDES, and directs that the Common Shares issuable and deliverable upon conversion, together with any check in payment in lieu of fractional shares, and any Certificate representing any unconverted Shares of 8% PRIDES be issued and delivered to the undersigned unless, in the case of such Common Shares of Certificates, a different name has been indicated below. If Common Shares or Certificates are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes with respect thereto.

Dated:__________________________________________________________________________
Number of Shares of 8% PRIDES to be Converted:


________________________________________________________________________________
Fill in for registration of Common Shares and/or Certificates if to be issued otherwise than to Holder:


________________________________________________________________________________
                                         Name


________________________________________________________________________________
                                       Address


________________________________________________________________________________
Signature of Holder must conform in all respects to the name of the Holder appearing on the face hereof in every particular, without alteration or enlargement or any change whatever.
Signature Guaranteed By:


________________________________________________________________________________


________________________________________________________________________________
(Social Security or Other Taxpayer Identifying Number of Assignee of Common Shares and/or Certificates)

--------------------------------------------------------------------------------

    The Corporation has more than one class of stock authorized to be issued. The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM   --   as tenants in common
    TEN ENT   --   as tenants by the entireties
    JT TEN    --   as joint tenants with right of
                   survivorship and not as tenants
                   in common

UNIF GIFT MIN ACT  --   .................. Custodian .........................
                            (Cust)                            (Minor)
                   under Uniform Gifts to Minors
                   Act........................................................
                                             (State)
UNIF TRF MIN ACT   --   ............... Custodian (until age ................)
                            (Cust)
                   ............................ under Uniform Transfers
                            (Minor)
                   to Minors Act ..............................................
                                              (State)
       Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED, _________________ hereby sell, assign and transfer unto

                        PLEASE INSERT SOCIAL SECURITY OR OTHER
                            IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_____________________________

                                       X_______________________________________

                                       X_______________________________________
                             NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed





By________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.